                       [LOGO OF TRUST FOR CREDIT UNIONS]


                                 Annual Report
                           ------------------------
                                August 31, 2000

Dear TCU Investor:

  We want to thank you for your support of the Trust for Credit Unions (TCU). We are pleased to report that the TCU Portfolios performed well during the 12-month period under review, with each TCU Portfolio outperforming its respective benchmark. In addition, TCU has utilized its credit union industry expertise to assist credit unions in several new ways.

  During the past twelve months, credit unions have placed an increased focus on liquidity. This started in September, 1999 with credit unions focused on building liquidity in preparation for Y2K. However, this focus has continued this year, as credit unions' loan demand outpaced share growth.

  TCU responded by assisting credit unions in several important ways:

  . Increased Investor Communication. In late 1999, TCU held monthly conference calls with investors to increase communication between credit unions and the TCU Portfolio managers. This program was so successful that we have elected to continue these conference calls on a bi-monthly basis to share information between credit union investors and our TCU Portfolio managers. TCU has also increased the amount of information about the TCU Portfolios available to investors on-line through our website www.trustcu.com.

  . Increased Pledging Options. TCU worked with a variety of organizations that lend to credit unions to obtain the approval of the TCU Portfolios as a source of collateral. As a result, the Federal Reserve
    Bank, the Federal Home Loan Bank of San Francisco and several corporate credit unions have accepted TCU Portfolios as a source of collateral to support credit union borrowing needs. Credit unions continue to utilize this new option to pledge their TCU Portfolios to support borrowings.

  . TCU Provides Input to NCUA Prompt Corrective Action. Another important issue facing credit unions in 2000 related to a proposal by the National Credit Union Association (NCUA) to establish the definition of a "complex" credit union under the new system of Prompt Corrective Action. TCU provided comments and worked with NCUA staff to ensure that the final rule would reflect the unique aspects of mutual funds. As proposed, the rule would have required credit unions to categorize all mutual funds, except money market funds, as long-term investments. As a result of the comments, the final rule permits a credit union to categorize mutual fund holdings based upon the duration specified in the prospectus.

  Thank you again for selecting the Trust for Credit Unions. We look forward to serving your credit union's investment needs for many years to come.

Sincerely,
/s/ Judith E. Sandberg                   /s/ Dan Dumont

Judith E. Sandberg

President                                Dan Dumont
Callahan Financial Services, Inc.        Vice President
And Trust for Credit Unions              Goldman Sachs Assets Management


October 20, 2000

Economic Summary

Indications of Slower Economic Growth

  Despite repeated attempts by the Federal Reserve Board (the "Fed") to slow economic growth, the U.S. economy continued to expand at a rapid pace during much of the reporting period. GDP grew 5.4% during the first quarter of 2000, and the economic expansion hit a record nine years in February. However, the Fed was not in a celebratory mood, and it vowed to remain steadfast in its resolve to cool the economy and pre-empt inflation.

  Then, following six consecutive rate hikes, the economy finally began to show signs of moderating during the summer. This led investors to believe that interest rate hikes would end sooner than later. However, this optimism was diluted by equity market weakness and a sharp drop in technology spending. Together, these dynamics led some investors to fear that the economy might lapse into a weaker state than economists had forecasted.

The Bond Market: Rising Rates and an Inverted Yield Curve

  During most of the reporting period bond prices faltered, as rising interest rates and negative market sentiment led to lower prices. Then, in June, it appeared that the worst might be over. Consumer spending appeared to be moderating, while employee productivity was strong and inflation, aside from energy prices, was not a concern. With the Fed choosing to hold interest rates steady during the summer the price of many bonds rallied.

  While the bond market was generally weak during the initial nine months of the fiscal year, there was one notable exception--the performance of long-term Treasuries. Investors have aggressively purchased 30-year securities, as the U.S. Treasury Department has moved to limit their supply. By repurchasing these bonds with higher relative yields the Treasury is attempting to lower the government's borrowing costs. This supply/demand trend caused long-term Treasury prices to rise sharply. This also created an inverted yield curve, where interest rates for short-term securities were higher than their longer-term counterparts. Normally, investments with longer maturities command higher yields, due to interest rate risks.

Outlook

  Despite holding interest rates steady in recent months, the Fed continues to warn investors that the tight labor market and rising energy costs could lead to future rate hikes. We expect the Fed to keep its current policy stance unchanged for the balance of the year. And we continue to believe that some market participants are overly optimistic in discounting lower interest rates next year.

TCU Money Market Portfolio

Objective

  The objective of the TCU Money Market Portfolio ("MMP" or the "Portfolio") is to seek to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity through investments in high-quality money market instruments authorized under the Federal Credit Union Act.

Performance Review

  For the year ended August 31, 2000, the MMP had an average annual total return of 5.95%. This compared favorably to the 5.81% return of the iMoneyNet (formerly known as the IBC Financial Data, Inc.) Money Fund Report Averages for all taxable money market funds. As of August 31, 2000, the Portfolio had a seven-day current yield of 6.56% and an effective yield of 6.78% As of that date, the Portfolio's seven-day current and effective yields without fee waivers would have been 6.37% and 6.57%, respectively.

Portfolio Composition and Investment Strategies

  During the reporting period, the Federal Reserve Board (the "Fed") shifted its monetary policy from one of tightening to a more neutral stance. From June 1999 to May 2000, the Fed increased its federal funds target rate on six different occasions, due to continued economic strength and the fear of possible inflationary pressures. Subsequently, during this period, we increased the floating rate securities position in the Portfolio to take advantage of opportunities in the current rising interest rate environment. In June and August, the Fed chose not to raise rates further, because data indicated that economic growth was slowing. As a result, the short-term yield curve flattened considerably and we increased our overnight position and our weighting in shorter-dated fixed income securities.
---------------------
Please note that an investment in the Portfolio is neither insured nor guaranteed by the National Credit Union Share Insurance Fund, the National Credit Union Administration, or any other government agency, such as the FDIC. Although the Portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Portfolio.

                  Portfolio Composition as of August 31, 2000*


                                    [GRAPH]

                   Variable Rate Obligations           31.3%
                   Government Agency Securities        22.5%
                   Repurchase Agreements               15.4%
                   Certificates of Deposit             14.6%
                   Bank Notes                           7.9%
                   Euro Bank Notes                      4.9%
                   Time Deposits                        3.4%

* These percentages may differ from those in the accompanying Statement of Investments, which reflect Portfolio holdings as a percentage of net assets.

Looking Forward

  As August came to a close, the market was beginning to discount the view that the next move by the Fed would be an easing of rates. However, we maintain our view that the bias in Fed policy remains toward tightening rather than easing. As such, we look for a 50 basis point increase in the federal funds rate target during the first half of 2001. However, this projection is contingent upon evidence that the economy is growing fast enough to put a strain on the labor market, and that inflation is accelerating in response.
  We expect to continue to target a short-to neutral-weighted average maturity until the market more favorably prices in our expectations for growth in the economy and interest rates.

TCU Government Securities Portfolio

Objective

  The TCU Government Securities Portfolio ("GSP" or the "Portfolio") seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. The Portfolio invests primarily in adjustable rate mortgage securities ("ARMs") issued by the U.S. government, its agencies or instrumentalities. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. GSP's maximum duration is equal to that of a two-year U.S. Treasury security, and its target duration is to be no shorter than that of a six-month U.S. Treasury security and no longer than that of a one-year U.S. Treasury security. As of August 31, 2000, its actual duration was
0.83 years, compared to 0.72 years for a nine-month Treasury security.

Performance Review

  For the one year period that ended August 31, 2000, the total return of GSP was 5.90% versus the 5.54% total return for the nine-month Treasury average. (The nine-month Treasury security, as reported by Merrill Lynch, represents a hypothetical average weighted return of the six-month and one-year Treasury securities. The nine-month Treasury security does not reflect any fees or expenses.)
  The Portfolio's net asset value was relatively steady during the review period, closing at $9.63, versus $9.65 from its level a year earlier. As of August 31, 2000, the Portfolio's 30-day distribution rate was 6.50% and its Standardized 30-day yield was 6.09%.

Portfolio Composition and Investment Strategies

  Earlier in the period under review, low interest rates and a persistently flat yield curve encouraged ARM prepayment activity as borrowers sought to lock in attractive long-term fixed-rate financing. As a result, spreads widened as investors demanded greater compensation for accepting the sector's heightened prepayment risk. In response, we gradually reduced the Portfolio's exposure to ARMs. During the middle of the period, the prepayment environment improved significantly. Actual prepayments have slowed and projections indicate this trend could continue. As such, we emphasized fully-indexed, seasoned issues that provide stable cash flows and limited cap risk. As the reporting period drew to a close, interest rates stabilized as investors believed that the Federal Reserve Board had completed its cycle of interest rate increases for the time being.

                  Portfolio Composition* as of August 31, 2000

                                    [GRAPH]

                 ARMs                                    61.2%
                 Floaters                                17.7%
                 Sequentials                              7.3%
                 U.S. Treasuries                          6.4%
                 Agency Debentures                        3.7%
                 Fixed Rate Mortgage Pass-Throughs        2.8%
                 PACs                                     0.8%
                 Support                                  0.1%


* The percentages shown are of total Portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect Portfolio holdings as a percentage of net assets.

Looking Forward

  In general, we believe the recent positive tone in the mortgage market will continue due to tighter swap spreads and a favorable pre-payment environment. Our expectation is that the Federal Reserve Board will be less active in the year ahead, which should, in turn, promote a more stable spread environment.

TCU Mortgage Securities Portfolio

Objective

  The TCU Mortgage Securities Portfolio ("MSP" or the "Portfolio") seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. The Portfolio invests in adjustable rate and fixed rate mortgage securities issued by the U.S. government, its agencies or instrumentalities and in mortgage securities rated AA or better by nationally recognized rating agencies. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. MSP invests in obligations authorized under the Federal Credit Union Act with a maximum portfolio duration not to exceed that of a three-year U.S. Treasury security and a target duration equal to that of its benchmark, the two-year U.S. Treasury security. As of August 31, 2000, the Portfolio's actual duration was 1.95 years, versus 1.85 years for its benchmark.

Performance Review

  The Portfolio's total return for the year ended August 31, 2000 was 6.30%, versus a 4.76% return for the two-year U.S. Treasury note. The Portfolio's net asset value edged slightly lower during the review period, closing at $9.56 versus $9.57 a year earlier. As of August 31, 2000, the Portfolio's 30-day distribution rate was 6.72% and the Standardized 30-day yield was 6.38%.

Portfolio Composition and Investment Strategies

  During the reporting period we experienced several shifts in mortgage prepayment activity. Initially, low interest rates and a persistently flat yield curve encouraged ARM prepayment activity, as borrowers sought to lock in attractive long-term fixed-rate financing. Because of this, spreads widened, as investors looked for greater compensation for accepting the sector's heightened prepayment risk. In response, we gradually reduced the Portfolio's exposure to ARMs. However, the prepayment environment has improved during the middle of the period as interest rates steadily increased. Actual prepayments slowed significantly and projections indicate this trend could continue. As a result, we decreased the Portfolio's exposure to Treasuries in favor of CMOs. As the reporting period drew to a close, interest rates stabilized, as investors believed that the Federal Reserve Board had completed its cycle of interest rate increases for the time being.

                  Portfolio Composition* as of August 31, 2000



                                    [GRAPH]

                  PACs                                  28.0%
                  Sequentials                           22.0%
                  U.S. Treasuries                       13.2%
                  Agency Debentures                     12.6%
                  ARMs                                   9.1%
                  Fixed Rate Mortgage Pass-Through       8.3%
                  Floaters                               3.8%
                  TAC                                    2.1%
                  Support                                0.9%

* These percentages may differ from those in the accompanying Statement of Investments, which reflect Portfolio holdings as a percentage of net assets.

Looking Forward

  In general, we believe the recent positive tone in the mortgage market will continue due to tighter swap spreads and a favorable pre-payment environment. Our expectation is that the Federal Reserve Board will be less active in the year ahead, which should, in turn, promote a more stable spread environment.

TCU Portfolio Distribution Policy

  As required by tax law, all mutual funds, including the three TCU Portfolios, must distribute substantially all of the taxable income they generate each year.
  For the TCU Money Market Portfolio, substantially all of the net investment income and net short-term capital gains will be declared as a dividend on a daily basis and paid monthly. If the Portfolio were to realize any net long-term capital gains, they would be distributed at calendar year-end.
  For the TCU Government Securities Portfolio and the TCU Mortgage Securities Portfolio, dividends are declared daily and paid monthly based on the income each Portfolio is expected to generate during the month. The amount of the dividend will reflect changes in interest rates (i.e., as interest rates increase, dividends will increase and as interest rates decline, dividends will be reduced). In addition, because these TCU Portfolios invest in mortgage securities that are subject to prepayments, we cannot precisely predict the amount of principal and interest that a Portfolio will receive. Therefore, at times, a Portfolio may distribute amounts above or below current income levels. Any excess income, over-distributions or net capital gains generated will be paid in a special distribution or adjusted at calendar year-end.

  We appreciate your confidence in the TCU Portfolios and we look forward to continuing to serve your investment needs in the future.

Goldman Sachs Money Market Portfolio Management Team
Goldman Sachs U.S. Fixed Income Investment Management Team

October 20, 2000

                            TRUST FOR CREDIT UNIONS
                             PERFORMANCE COMPARISON

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Government Securities and Mortgage Securities Portfolios is supplied for the years ended August 31, 2000. Each of the two Trust for Credit Union Portfolios is compared to its benchmarks assuming the following initial investment:

                        Initial
      Portfolio        Investment                   Compare to:
---------------------  ---------- ------------------------------------------------
Government Securities   $10,000   Lehman Brothers Mutual Fund Adjustable Rate
 ("GSP"):                         Mortgage Index ("Lehman ARM Index")(c); Lehman
                                  Brothers Mutual Fund Short (1-2) Government
                                  Index ("Lehman 1-2 Gov't Index"); 1-Year U.S.
                                  Treasury Bill ("1-year T-Bill"); 6-Month U.S.
                                  Treasury Bill ("6-month T-Bill").

Mortgage Securities     $10,000   Lehman ARM Index; Lehman Brothers Mutual Fund
 ("MSP"):                         Short (1-3) Government Index ("Lehman 1-3 Gov't
                                  Index"); 2-Year U.S. Treasury Note ("2-year T-
                                  Note").

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's units, when redeemed, may be worth more or less than their original cost.




                        Government Securities Portfolio
                                    [GRAPH]
                                 Lehman ARM    Lehman 1-2     1-year    6-

Month                   GSP     ARM Index(c)   Gov't Index   T-bill(g)  T-Bill
August 1, 1991(b)     $10,000       N/A*         $10,000      $10,000   $10,000
August 31, 1991       $10,057       N/A*         $10,125      $10,083   $10,060
August 31, 1992       $10,730     $10,818        $11,061      $10,776   $10,617
August 31, 1993       $11,166     $11,496        $11,610      $11,187   $10,985
August 31, 1994       $11,427     $11,587        $11,878      $11,485   $11,369
August 31, 1995       $12,092     $12,540        $12,713      $12,228   $12,054
August 31, 1996       $12,851     $13,348        $13,393      $12,890   $12,706
August 31, 1997       $13,763     $14,411        $14,298      $13,712   $13,424
August 31, 1998       $14,533     $15,351        $15,277      $14,543   $14,183
August 31, 1999       $15,151     $15,940        $15,914      $15,206   $14,849
August 31, 2000       $16,044     $17,116        $16,810      $16,006   $15,713
                   ------------------------------------------------------------
-
                       60.42%      65.96%         68.10%       60.06%    57.13%
                          Average Annual Total Return
               One Year          Five Year         Since inception(a)
                5.90%              5.81%                5.35%

                                    [GRAPH]

                         Mortgage Securities Portfolio

                                   Lehman       Lehman 1-3      2-year
                        MSP       ARM Index     Gov't Index     T-Bill
                        ---       ---------     -----------     ------

November 1, 1992(b)
August 31, 1993        6.51%        6.57%          5.22%         5.27%
August 31, 1994        1.00%        0.79%          1.70%         1.47%
August 31, 1995        8.20%        8.23%          7.41%         7.55%
August 31, 1996        5.68%        6.43%          5.23%         4.87%
August 31, 1997        7.89%        7.97%          7.03%         6.96%
August 31, 1998        8.10%        6.53%          7.31%         7.26%
August 31, 1999        2.51%        3.83%          3.90%         2.74%
August 31, 2000        6.28%        7.38%          5.69%         4.76%

November 1, 1992(b) $ 10,000     $ 10,000       $ 10,000      $ 10,000
August 31, 1993     $ 10,651     $ 10,657       $ 10,522      $ 10,527
August 31, 1994     $ 10,757     $ 10,741       $ 10,701      $ 10,681
August 31, 1995     $ 11,640     $ 11,625       $ 11,494      $ 11,488
August 31, 1996     $ 12,301     $ 12,373       $ 12,095      $ 12,047
August 31, 1997     $ 13,272     $ 13,359       $ 12,945      $ 12,885
August 31, 1998     $ 14,347     $ 14,231       $ 13,891      $ 13,820
August 31, 1999     $ 14,707     $ 14,776       $ 14,433      $ 14,199
August 31, 2000     $ 15,634     $ 15,867       $ 15,254      $ 14,875
                 -------------------------------------------------------
                     56.31%       58.67%         52.54%        48.75%

                             Average Annual Return

                   One Year     Five Year    Since Inception
                   --------     ---------    ---------------

                    6.30%         6.07%            5.79%
(a) The Government Securities and Mortgage Securities Portfolios commenced operations July 10, 1991 and October 9, 1992, respectively.
(b) For comparative purposes, initial investments are assumed to be made on the first day of the month following each Portfolio's inception.
(c) The calculation of the Lehman ARM Index was initiated for the month ended January 31, 1992. For comparative purposes in this graph, an initial investment for this index is assumed on January 1, 1992, at a value equal to the Government Securities Portfolio's investment at such date.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                            MONEY MARKET PORTFOLIO

                           STATEMENT OF INVESTMENTS
                                August 31, 2000
                               ($ in Thousands)

 Principal              Interest                          Maturity                          Amortized
  Amount                  Rate                              Date                              Cost
 ---------              --------                          --------                          ---------
                              Bank Notes (7.8%)
 Bank One, N.A.
 $ 10,000                 6.38%                          09/22/2000                         $ 10,000
 Southtrust Bank, N.A.
   25,000                 6.30                           09/01/2000                           25,000
                                                                                            --------
    Total Bank Notes..................................                                      $ 35,000
                                                                                            --------
                         Bank Note-Eurodollar (4.9%)
 Huntington National Bank
   22,000                 6.72%#                         09/28/2000                         $ 22,007
                                                                                            --------
    Total Bank and Medium-Term Note-Eurodollar........                                      $ 22,007
                                                                                            --------
                       Certificates of Deposit (14.6%)
 American Express Centurion Bank
  $15,000                 6.54%                          09/28/2000                         $ 15,000
 Citibank, N.A.
   20,000                 6.73                           09/12/2000                           20,000
 Morgan Guaranty Trust Co.
   15,000                 6.76                           01/31/2001                           15,000
 U.S. Bank, N.A.
   15,000                 6.59                           11/02/2000                           15,000
                                                                                            --------
    Total Certificates of Deposit.....................                                      $ 65,000
                                                                                            --------
                     Government Agency Security (22.4%)
 Federal Home Loan Bank
 $100,000                 6.57%                          09/01/2000                         $100,000
                                                                                            --------
    Total Government Agency Securities................                                      $100,000
                                                                                            --------
                             Time Deposit (3.4%)
 Wachovia Bank, N.A.
 $ 15,000                 6.52%                          09/01/2000                         $ 15,000
                                                                                            --------
    Total Time Deposit................................                                      $ 15,000
                                                                                            --------

 Principal             Interest                       Maturity                       Amortized
  Amount                 Rate                           Date                           Cost
 ---------             --------                       --------                       ---------
                   Variable Rate Obligations# (31.1%)
Bank of America, N.A.
     $15,000                6.65%                       10/27/2000                   $ 15,000
      10,000                6.74                        11/03/2000                     10,004
First Union National Bank
       4,000                6.86                        09/27/2000                      4,000
       5,000                6.89                        11/13/2000                      5,003
First USA Bank
      10,000                6.77                        10/31/2000                     10,005
Fleet National Bank
      25,000                6.79                        11/01/2000                     25,010
Huntington National Bank
      10,000                6.69                        11/09/2000                     10,002
Key Bank, N.A.
       5,000                6.71                        10/30/2000                      5,000
National City Bank
      15,000                6.76                        10/23/2000                     15,006
      20,000                6.83                        11/27/2000                     20,009
PNC Bank, N.A.
      10,000                6.52                        09/26/2000                      9,997
Southtrust Bank, N.A.
      10,000                6.65                        10/04/2000                     10,000
                                                                                     --------
   Total Variable Rate Obligations...................                                $139,036
                                                                                     --------
                      Repurchase Agreement (15.4%)
Joint Account I*
 $    68,500                6.59%                       09/01/2000                   $ 68,500
                                                                                     --------
   Total Repurchase Agreement........................                                $ 68,500
                                                                                     --------
   Total Investments.................................                                $444,543
                                                                                     ========

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
# Variable rate securities. Coupon rates disclosed are those which are in effect at August 31, 2000. Maturity date shown is the date of the next coupon rate reset or actual maturity.
* Repurchase agreement was entered into on August 31, 2000.

                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                        GOVERNMENT SECURITIES PORTFOLIO

                            STATEMENT OF INVESTMENTS
                                August 31, 2000
                                ($ in Thousands)

Principal              Interest                          Maturity
 Amount                  Rate                              Date                             Value
---------              --------                          --------                           -----
                    Mortgage Backed Obligations (89.8%)
Adjustable Rate Federal Home Loan Mortgage Corp. (FHLMC) # (18.7%)
 $ 2,149                 8.13%                          08/01/2017                         $  2,169
   2,043                 6.73                           02/01/2018                            2,008
     665                 8.36                           04/01/2018                              671
   3,926                 7.61                           05/01/2018                            3,995
   1,318                 7.62                           07/01/2018                            1,340
   2,933                 7.60                           11/01/2018                            2,953
   3,781                 7.67                           08/01/2019                            3,851
   4,443                 7.86                           08/01/2019                            4,481
  20,585                 7.95                           11/01/2019                           20,997
   2,623                 7.76                           07/01/2021                            2,662
   3,320                 7.60                           11/01/2021                            3,344
   2,161                 7.68                           02/01/2022                            2,177
  13,363                 7.88                           02/01/2022                           13,643
  10,319                 8.06                           04/01/2022                           10,538
   1,442                 7.71                           11/01/2022                            1,436
   7,001                 7.81                           11/01/2022                            7,126
   2,056                 8.09                           11/01/2022                            2,064
   4,364                 7.87                           06/01/2024                            4,446
     951                 8.47                           10/01/2024                              960
   2,507                 7.79                           10/01/2025                            2,527
   1,361                 7.50                           02/01/2028                            1,374
   2,249                 7.63                           04/01/2028                            2,266
   1,083                 7.98                           07/01/2029                            1,102
   2,771                 8.20                           05/01/2031                            2,793
                                                                                           --------
   Total Adjustable Rate Federal Home Loan Mortgage
    Corp. (FHLMC) ...................................                                      $100,923
                                                                                           --------

Principal              Interest                          Maturity
 Amount                  Rate                              Date                             Value
---------              --------                          --------                           -----
                 Mortgage Backed Obligations--(Continued)
Adjustable Rate Federal National Mortgage Association (FNMA) # (38.3%)
 $ 1,810                 7.13%                          10/01/2013                         $  1,829
   1,834                 7.22                           03/01/2017                            1,851
   1,040                 7.35                           07/01/2017                            1,052
   1,047                 7.27                           11/01/2017                            1,056
   1,299                 8.02                           11/01/2017                            1,321
   1,063                 8.27                           11/01/2017                            1,072
   7,524                 7.31                           12/01/2017                            7,624
   1,694                 7.59                           03/01/2018                            1,710
     997                 7.44                           04/01/2018                            1,016
     912                 7.33                           05/01/2018                              921
   1,563                 7.85                           06/01/2018                            1,579
     577                 8.63                           06/01/2018                              584
   5,275                 7.86                           08/01/2018                            5,396
   2,039                 7.73                           09/01/2018                            2,065
   4,314                 7.80                           09/01/2018                            4,399
     680                 5.58                           11/01/2018                              692
   3,462                 7.71                           12/01/2018                            3,530
   1,428                 7.41                           05/01/2019                            1,450
  11,017                 7.44                           06/01/2019                           11,157
   1,929                 7.58                           07/01/2019                            1,966
   4,313                 7.01                           12/01/2019                            4,210
   1,979                 7.86                           01/01/2020                            1,997
   2,854                 7.86                           03/01/2020                            2,912
     690                 7.65                           05/01/2020                              692
   9,666                 7.90                           05/01/2020                            9,860
   3,722                 7.61                           12/01/2020                            3,793
  20,720                 7.82                           01/01/2021                           21,137
   8,351                 7.43                           04/01/2021                            8,505
  35,487                 7.72                           09/01/2021                           36,189
     786                 7.76                           10/01/2021                              794
   1,762                 7.96                           11/01/2021                            1,798
  10,697                 7.76                           02/01/2022                           10,987
   3,650                 7.60                           05/01/2022                            3,719

                     The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                  GOVERNMENT SECURITIES PORTFOLIO--(Continued)

                            STATEMENT OF INVESTMENTS
                                August 31, 2000
                                ($ in Thousands)

Principal              Interest                          Maturity
 Amount                  Rate                              Date                             Value
---------              --------                          --------                           -----
                 Mortgage Backed Obligations--(Continued)
Adjustable Rate FNMA--(Continued)
 $16,617                 7.86%                          09/01/2022                         $ 16,958
   2,066                 7.96                           01/01/2023                            2,103
   2,103                 7.21                           03/01/2024                            2,123
   8,990                 7.72                           09/01/2025                            9,170
   2,860                 7.71                           10/01/2025                            2,880
   2,356                 7.84                           07/01/2027                            2,403
   1,765                 7.57                           10/01/2027                            1,792
   9,776                 7.26                           07/01/2028                            9,940
     377                 7.84                           01/01/2031                              386
                                                                                           --------
   Total Adjustable Rate Federal National Mortgage
    Association (FNMA) ..............................                                      $206,618
                                                                                           --------
Adjustable Rate Government National Mortgage Association (GNMA) # (4.1%)
 $ 1,790                 7.13%                          11/20/2020                         $  1,790
     656                 6.75                           09/20/2021                              664
   3,867                 7.38                           05/20/2022                            3,927
   2,943                 6.75                           09/20/2022                            2,981
   3,372                 7.38                           03/20/2023                            3,424
   3,610                 6.75                           07/20/2023                            3,657
   2,637                 6.75                           09/20/2023                            2,672
   3,267                 6.75                           09/20/2025                            3,310
                                                                                           --------
   Total Adjustable Rate Government National
    Mortgage Association (GNMA) .....................                                      $ 22,425
                                                                                           --------
Fixed Rate Federal Home Loan Mortgage Corp. (FHLMC) (0.5%)
 $ 2,755                 6.50%                          11/01/2010                         $  2,702
                                                                                           --------

Principal              Interest                          Maturity
 Amount                  Rate                              Date                             Value
---------              --------                          --------                           -----
                 Mortgage Backed Obligations--(Continued)
Fixed Rate Federal National Mortgage Association (FNMA)
 (2.3%)
 $5,526                  7.00%                          10/01/2002                         $  5,500
  2,696                  7.00                           03/01/2004                            2,685
    268                  7.00                           04/01/2004                              267
  3,971                  6.00                           06/01/2004                            3,863
                                                                                           --------
   Total Fixed Rate Federal National Mortgage
    Association (FNMA).................................                                    $ 12,315
                                                                                           --------
Collateralized Mortgage Obligations (CMOs) (25.9%)
Regular Floater CMOs # (17.7%)
FHLMC Series 1009, Class D
 $  817                  7.22%                          10/15/2020                         $    822
FHLMC Series 1066, Class P
  2,524                  7.53                           04/15/2021                            2,559
FHLMC Series 1448, Class F
  3,000                  8.02                           12/15/2022                            3,143
FHLMC Series 1555, Class FA
  2,432                  7.82                           08/15/2008                            2,497
FHLMC Series 1575, Class FA
  3,000                  8.00                           08/15/2008                            3,060
FHLMC Series 1592, Class N
    932                  7.32                           12/15/2022                              928
FHLMC Series 16, Class FC
  2,474                  7.72                           08/25/2023                            2,501
FHLMC Series 1631, Class FB
  8,095                  7.68                           12/15/2023                            8,213
FHLMC Series 1698, Class FA
  2,966                  7.43                           03/15/2009                            2,994
FNMA REMIC Trust Series 1990-145, Class A
  6,238                  6.77                           12/25/2020                            6,218
FNMA REMIC Trust Series 1992-137, Class F
 18,469                  7.63                           08/25/2022                           18,763

                     The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                  GOVERNMENT SECURITIES PORTFOLIO--(Continued)

                            STATEMENT OF INVESTMENTS
                                August 31, 2000
                                ($ in Thousands)

Principal              Interest                          Maturity
 Amount                  Rate                              Date                             Value
---------              --------                          --------                           -----
                 Mortgage Backed Obligations--(Continued)
Regular Floater CMOs--(Continued)
FNMA REMIC Trust Series 1992-155, Class FC
 $ 3,000                 7.48%                          09/25/2007                         $  3,050
FNMA REMIC Trust Series 1993-27, Class F
  18,785                 7.78                           02/25/2023                           19,036
FNMA REMIC Trust Series 1993-180, Class FA
     183                 7.03                           09/25/2000                              183
FNMA REMIC Trust Series 1996-54, Class FB
  11,616                 7.38                           08/25/2023                           11,670
FNMA REMIC Trust Series 1997-70, Class FA
   1,274                 7.08                           07/18/2020                            1,273
FNMA REMIC Trust Series G93-27, Class F
   8,254                 7.78                           08/25/2023                            8,375
                                                                                           --------
   Total Regular Floater CMOs .......................                                      $ 95,285
                                                                                           --------
Planned Amortization Class (PAC) CMOs (0.8%)
FHLMC Series 1693, Class K
 $   527                 6.00%                          03/15/2001                         $    525
FHLMC Series 2055, Class OA
   3,838                 6.00                           12/15/2005                            3,805
                                                                                           --------
   Total Planned Amortization Class (PAC) CMOs.......                                      $  4,330
                                                                                           --------
Sequential Fixed Rate CMOs (7.3%)
FHLMC Series 1398, Class G
  $5,000                 7.00%                          06/15/2006                         $  4,986
FHLMC Series 1465, Class E
   2,148                 6.50                           09/15/2006                            2,138
FHLMC Series 1869, Class G
   1,000                 8.00                           02/15/2024                              999
FHLMC REMIC Series 1369, Class G
   3,254                 6.50                           03/15/2006                            3,237
FNMA REMIC Trust Series 1990-24, Class E
     523                 9.00                           03/25/2020                              528
FNMA REMIC Trust Series 1992-19, Class K
   1,146                 7.50                           12/25/2004                            1,141

Principal              Interest                          Maturity
 Amount                  Rate                              Date                             Value
---------              --------                          --------                           -----
                 Mortgage Backed Obligations--(Continued)
Sequential Fixed Rate CMOs--(Continued)
FNMA REMIC Trust Series 1992-22, Class HA
 $2,880                  7.00%                          11/25/2005                         $  2,868
FNMA REMIC Trust Series 1992-193, Class GB
  2,545                  7.00                           01/25/2006                            2,535
FNMA REMIC Trust Series 1993-31, Class G
  3,216                  6.70                           04/25/2019                            3,195
FNMA REMIC Trust Series 1993-8, Class G
  2,147                  7.00                           08/25/2006                            2,137
FNMA REMIC Trust Series 1996-9, Class B
  1,383                  6.50                           06/25/2018                            1,372
FNMA REMIC Trust Series 1997-23, Class C
  7,000                  7.00                           10/18/2021                            6,978
FNMA REMIC Trust Series 1998-1, Class BA
  5,796                  9.50                           04/20/2024                            6,132
GNMA REMIC Trust Series 1997-8, Class DB
    888                  7.25                           10/16/2022                              886
                                                                                           --------
   Total Sequential Fixed Rate CMOs..................                                      $ 39,132
                                                                                           --------
Support CMOs (0.1%)
FNMA REMIC Trust Series 1997-90, Class A
 $  655                  7.00%                          04/18/2026                         $    653
                                                                                           --------
   Total Collateralized Mortgage Obligations (CMOs)....                                    $139,400
                                                                                           --------
   Total Mortgage Backed Obligations (cost $489,752)...                                    $484,383
                                                                                           --------

                     The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                  GOVERNMENT SECURITIES PORTFOLIO--(Continued)

                            STATEMENT OF INVESTMENTS
                                August 31, 2000
                                ($ in Thousands)

Principal              Interest                          Maturity
 Amount                  Rate                              Date                             Value
---------              --------                          --------                           -----
                         Agency Debentures (3.7%)
Federal National Mortgage Association
 $10,000                 6.63%                          01/15/2002                         $  9,989
Sri Lanka Aid
  10,000                 6.96#                          11/01/2024                            9,999
                                                                                           --------
   Total Agency Debentures (cost $19,982)..............                                    $ 19,988
                                                                                           --------
                     U.S. Treasury Obligations (6.4%)
United States Treasury Notes
 $18,800                 5.75%                          11/30/2002                         $ 18,630
   7,000                 7.88                           11/15/2004                            7,462
United States Treasury Bond
   6,500                 8.75                           08/15/2020                            8,596
                                                                                           --------
   Total U.S. Treasury Obligations (cost $34,400)......                                    $ 34,688
                                                                                           --------
   Total Investments (cost $544,134)...................                                    $539,059
                                                                                           ========

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

# Variable rate securities. Coupon rates disclosed are those which are in effect at August 31, 2000.

                     The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                         MORTGAGE SECURITIES PORTFOLIO

                            STATEMENT OF INVESTMENTS
                                August 31, 2000
                                ($ in Thousands)

Principal              Interest                          Maturity
 Amount                  Rate                              Date                             Value
---------              --------                          --------                           -----
                   Mortgage Backed Obligations (73.9%)
Fixed Rate Federal Home Loan Mortgage Corp. (FHLMC) Gold (4.6%)
 $ 4,497                 6.50%                          04/01/2013                         $  4,388
   2,516                 6.50                           05/01/2013                            2,458
     797                 6.50                           06/01/2013                              778
   7,901                 6.50                           07/01/2013                            7,707
   2,520                 6.50                           06/01/2014                            2,457
   3,313                 8.50                           05/01/2028                            3,388
                                                                                           --------
   Total Fixed Rate Federal Home Loan Mortgage Corp.
    (FHLMC) Gold.....................................                                      $ 21,176
                                                                                           --------
Fixed Rate Federal National Mortgage Association (FNMA) (0.3%)
 $ 1,002                 6.00%                          09/01/2007                         $    985
     645                 6.00                           11/01/2009                              626
                                                                                           --------
   Total Fixed Rate Federal National Mortgage
    Association (FNMA)...............................                                      $  1,611
                                                                                           --------
Fixed Rate Government National Mortgage Association (GNMA) (3.3%)
 $   340                 6.00%                          07/15/2008                         $    331
      91                 6.00                           08/15/2008                               88
   2,056                 6.00                           09/15/2008                            2,000
   1,475                 6.00                           10/15/2008                            1,435
     426                 6.00                           11/15/2008                              414
     328                 6.00                           12/15/2008                              319
     398                 6.00                           01/15/2009                              386
     172                 6.00                           02/15/2009                              166
     175                 6.00                           05/15/2009                              170
      16                 8.50                           07/15/2009                               16
       8                 8.50                           09/15/2009                                8
      10                 8.50                           12/15/2009                               11
     698                 8.50                           01/15/2010                              717
     602                 8.50                           02/15/2010                              618

Principal              Interest                          Maturity
 Amount                  Rate                              Date                             Value
---------              --------                          --------                           -----
                 Mortgage Backed Obligations--(Continued)
Fixed Rate GNMA--(Continued)
 $   455                 8.50%                          03/15/2010                         $    468
     227                 8.50                           04/15/2010                              233
     202                 8.50                           05/15/2010                              208
     826                 8.50                           06/15/2010                              848
     160                 8.50                           07/15/2010                              164
     147                 8.50                           08/15/2010                              151
     131                 8.50                           10/15/2010                              134
     745                 8.50                           11/15/2010                              765
     591                 8.50                           12/15/2010                              607
     631                 8.50                           09/15/2011                              649
     413                 8.50                           10/15/2011                              425
     487                 8.50                           03/15/2012                              500
     547                 8.50                           07/15/2012                              562
   2,517                 6.50                           08/15/2027                            2,421
                                                                                           --------
   Total Fixed Rate Government National Mortgage
    Association (GNMA)...............................                                      $ 14,814
                                                                                           --------
Collateralized Mortgage Obligations (CMOs) (65.7%)
Adjustable Rate CMOs # (9.1%)
Chase Mortgage Finance Corp. Series 1995-A, Class A
 $13,032                 6.28%                          04/25/2025                         $ 13,133
Citicorp Mortgage Securities, Inc. Series 1992-17, Class A
   2,520                 7.55                           09/25/2022                            2,557
CMC Securities Corp. II Series 1993-21, Class A2
     683                 7.44                           09/25/2023                              675
Federal National Mortgage Association
   6,570                 7.82                           01/01/2021                            6,702
Imperial Savings Association Series 1988-3, Class A
     802                 7.16                           01/25/2018                              799
Independent National Mortgage Corp. Series 1994-W, Class A1
      58                 7.72                           12/25/2024                               58

                     The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   MORTGAGE SECURITIES PORTFOLIO--(Continued)

                            STATEMENT OF INVESTMENTS
                                August 31, 2000
                                ($ in Thousands)

Principal              Interest                          Maturity
 Amount                  Rate                              Date                             Value
---------              --------                          --------                           -----
                 Mortgage Backed Obligations--(Continued)
Adjustable Rate CMOs--(Continued)
Merrill Lynch Mortgage Investors, Inc. Series 1994-1, Class A1
 $   753                 8.43%                          01/25/2005                         $    751
Resolution Trust Corp. Series 1994-1, Series M3
   2,827                 7.91                           09/25/2029                            2,815
Resolution Trust Corp. Series 1995-1, Class A3
   4,420                 7.30                           10/25/2028                            4,433
Resolution Trust Corp. Series 1995-1, Class M3
   1,473                 7.30                           10/25/2028                            1,476
Ryland Mortgage Securities Corp. Series 1989-FN1,
 Class A
     190                 8.08                           11/01/2018                              189
Salomon Brothers Mortgage Securities VII Series
 1990-3A, Class 1
     502                 7.14                           11/25/2020                              500
Salomon Brothers Mortgage Securities VII Series 1993-2, Class A1A
   2,743                 8.40                           03/25/2023                            2,845
Salomon Brothers Mortgage Securities VII Series 1994-20, Class A
   3,068                 8.42                           01/12/2024                            3,133
Saxon Mortgage Securities Corp. Series 1994-11, Class A
   1,159                 8.44                           12/25/2024                            1,164
                                                                                           --------
   Total Adjustable Rate CMOs .......................                                      $ 41,230
                                                                                           --------
Regular Floater CMOs # (3.8%)
CMC Securities Corp. III Series 1994-A, Class A17
 $ 4,867                 7.78%                          02/25/2024                         $  4,969
Countrywide Funding Corp. Series 1993-10, Class A9
   4,931                 7.63                           01/25/2024                            4,990
FHLMC Series 1448, Class F
   7,000                 8.02                           12/15/2022                            7,334
                                                                                           --------
   Total Regular Floater CMOs .......................                                      $ 17,293
                                                                                           --------

Principal              Interest                          Maturity
 Amount                  Rate                              Date                             Value
---------              --------                          --------                           -----
                 Mortgage Backed Obligations--(Continued)
Planned Amortization Class (PAC) CMOs (27.9%)
Chase Mortgage Finance Corp. Series 1994-G, Class A7
 $10,152                 7.00%                          04/25/2025                         $  9,959
Chemical Mortgage Securities Inc. Series 1994-1, Class A1
   2,209                 6.25                           01/25/2009                            2,175
Countrywide Funding Corp. Series 1993-2, Class A4
  12,019                 6.50                           10/25/2008                           11,888
Countrywide Funding Corp. Series 1993-9, Class A3
   2,671                 6.50                           01/25/2009                            2,649
Countrywide Funding Corp. Series 1994-13, Class A4
   2,797                 6.50                           06/25/2009                            2,782
Countrywide Funding Corp. Series 1994-2, Class A10A
   6,284                 6.50                           02/25/2009                            6,159
Countrywide Home Loans Series 1998-11, Class A10
   8,737                 6.25                           08/25/2028                            8,607
FHLMC Series 1301, Class F
   8,000                 7.00                           03/15/2007                            7,984
FHLMC Series 1556, Class G
   5,000                 6.35                           10/15/2010                            4,946
FHLMC Series 1987, Class L
  10,000                 6.20                           08/25/2022                            9,603
FNMA REMIC Trust Series 1993-71, Class PJ
  11,037                 6.50                           05/25/2007                           10,887
FNMA REMIC Trust Series 1997-84, Class PA
  14,000                 5.90                           11/25/2021                           13,384
FNMA REMIC Trust Series 1997-84, Class PB
   7,000                 5.50                           01/25/2008                            6,611
GE Capital Mortgage Services, Inc. Series 1994-15, Class A8
      99                 6.00                           04/25/2009                               98
Housing Securities, Inc. Series 1993-E, Class E8
     473                10.00                           02/25/2008                              475
Norwest Asset Securities Corp. Series 1998-17, Class A2
  10,720                 6.25                           08/25/2028                           10,579


                     The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   MORTGAGE SECURITIES PORTFOLIO--(Continued)

                            STATEMENT OF INVESTMENTS
                                August 31, 2000
                                ($ in Thousands)

Principal              Interest                          Maturity
 Amount                  Rate                              Date                             Value
---------              --------                          --------                           -----
                 Mortgage Backed Obligations--(Continued)
PAC CMOs--(Continued)
Paine Webber Mortgage Acceptance Corp. Series 1993-6, Class A3
 $ 1,566                 6.90%                          08/25/2008                         $  1,558
PNC Mortgage Securities Corp. Series 1998-2, Class 5A2
   3,610                 6.63                           03/25/2028                            3,555
Prudential Home Mortgage Securities Series 1993-36, Class A12
   7,343                 7.25                           10/25/2023                            7,307
Residential Funding Mortgage Securities I Series
 1993-S45, Class A1
   1,840                 6.50                           12/25/2023                            1,820
Salomon Brothers Mortgage Securities VII Series
 1996-6K, Class A1
   2,277                 7.00                           10/30/2003                            2,240
Structured Mortgage Securities Corp. Series 1994-1,
 Class A2
   2,000                 6.60                           05/25/2009                            1,980
                                                                                           --------
   Total Planned Amortization Class (PAC) CMOs.......                                      $127,246
                                                                                           --------
Sequential Fixed Rate CMOs (21.9%)
American Housing Trust Series VI, Class 1-I
 $ 7,350                 9.15%                          05/25/2020                         $  7,647
CMC Securities Corp. Series 1993-C, Class C3
     956                 9.55                           04/25/2008                              952
Countrywide Funding Corp. Series 1994-3, Class A10
  18,365                 6.75                           03/25/2024                           17,638
Federal Home Loan Mortgage Corp. Series 1997-84, Class G
   2,459                 9.50                           10/18/2022                            2,522
Federal National Mortgage Association REMIC Series 1988-12, Class A
   1,715                10.00                           02/25/2018                            1,786

Principal              Interest                          Maturity
 Amount                  Rate                              Date                             Value
---------              --------                          --------                           -----
                 Mortgage Backed Obligations--(Continued)
Sequential Fixed Rate CMOs--(Continued)
Federal National Mortgage Association REMIC Trust Series 1993-131, Class Z
 $ 8,198                 7.00%                          07/25/2008                         $  8,057
Federal National Mortgage Association REMIC Trust Series 1993-G41, Class
 ZA
  15,068                 6.50                           06/25/2019                           14,879
GE Capital Mortgage Services, Inc. REMIC Series
 1994-7, Class A12
  12,942                 6.00                           02/25/2009                           12,538
GE Capital Mortgage Services, Inc. Series 1996-11,
 Class A3
     707                 7.50                           07/25/2026                              704
Independent National Mortgage Corp. Series 1994-Q, Class A11
   3,728                 7.50                           09/25/2014                            3,734
Norwest Asset Securities Corp. Series 1997-5, Class A5
   7,234                 7.00                           04/25/2012                            7,050
PNC Mortgage Securities Corp. Series 1997-4, Class 1PP4
  10,644                 7.00                           07/25/2027                           10,369
Prudential Home Mortgage Securities Series 1995-7,
 Class A7
   3,753                 7.00                           11/25/2025                            3,708
Residental Asset Securitization Trust Series 1997-A3, Class A5
   1,311                 7.75                           05/25/2027                            1,320
Residential Funding Mortgage Securities I Series
 1997-S13, Class A1
     183                 7.25                           09/25/2027                              183
Structured Asset Securities Corp. Series 1995-3A,
 Class 1A1
   6,863                 7.00                           01/28/2024                            6,801
                                                                                           --------
   Total Sequential Fixed Rate CMOs..................                                      $ 99,888
                                                                                           --------

                     The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                  MORTGAGE SECURITIES PORTFOLIO--(Continued)

                           STATEMENT OF INVESTMENTS
                                August 31, 2000
                               ($ in Thousands)

Principal              Interest                          Maturity
 Amount                  Rate                              Date                             Value
---------              --------                          --------                           -----
                 Mortgage Backed Obligations--(Continued)
Support CMOs (0.9%)
Countrywide Mortgage Backed Securities, Inc. Series 1993-A, Class A9
 $ 2,435                 6.50%                          10/25/2008                         $  2,420
GE Capital Mortgage Services, Inc. Series 1994-6, Class A9
   1,511                 6.50                           09/25/2022                            1,449
                                                                                           --------
   Total Support CMOs................................                                      $  3,869
                                                                                           --------
Targeted Amortization Class (TAC) CMO (2.1%)
Paine Webber Mortgage Acceptance Corp. Series 1994-6, Class A7
 $10,000                 6.00%                          04/25/2009                         $  9,500
                                                                                           --------
   Total Collateralized Mortgage Obligations (CMOs)....                                    $299,026
                                                                                           --------
   Total Mortgage Backed Obligations (cost $342,080)...                                    $336,627
                                                                                           --------
                         Agency Debentures (12.6%)
Federal Farm Credit Bank
 $ 7,060                 5.88%                          07/02/2001                         $  7,008
Federal Home Loan Bank
   6,000                 5.33                           03/20/2001                            5,954
Federal National Mortgage Association
   4,500                 5.00                           11/15/2000                            4,484
   6,000                 5.21                           12/10/2001                            5,864
  25,000                 6.63                           01/15/2002                           24,972
   3,700                 5.55                           11/15/2002                            3,611
   5,500                 5.62                           11/18/2002                            5,340
                                                                                           --------
   Total Agency Debentures (cost $57,173)............                                      $ 57,233
                                                                                           --------

Principal              Interest                          Maturity
 Amount                  Rate                              Date                             Value
---------              --------                          --------                           -----
                     U.S. Treasury Obligations (13.2%)
United States Treasury Notes
 $ 2,000                 5.75%                          10/31/2002                         $  1,982
  55,400                 5.75                           11/30/2002                           54,898
   3,000                 7.88                           11/15/2004                            3,198
                                                                                           --------
   Total U.S. Treasury Obligations (cost $59,950)....                                      $ 60,078
                                                                                           --------
                        Repurchase Agreement (0.0%)
Joint Account II*
 $   100                 6.65%                          09/01/2000                         $    100
                                                                                           --------
   Total Repurchase Agreement (cost $100)............                                      $    100
                                                                                           --------
   Total Investments
    (cost $459,303)..................................                                      $454,038
                                                                                           ========

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

# Variable rate securities. Coupon rates disclosed are those which are in effect at August 31, 2000.
* Repurchase agreement was entered into on August 31, 2000.

                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                      STATEMENTS OF ASSETS AND LIABILITIES
                                August 31, 2000

                                          Money      Government     Mortgage
                                          Market     Securities    Securities
                                        Portfolio    Portfolio     Portfolio
                                       ------------ ------------  ------------
ASSETS
Investment in securities, at value
 (identified cost $376,042,518,
 $544,133,706, $459,302,988,
 respectively)........................ $376,042,518 $539,059,168  $454,038,481
Repurchase agreements.................   68,500,000           --            --
Cash..................................       76,771           --       118,106
Receivables:
 Investment securities sold...........           --    1,737,969            --
 Fund shares sold.....................    1,312,618           --            --
 Interest.............................    2,334,830    3,868,125     3,554,141
Other assets..........................        1,873        2,504         2,473
                                       ------------ ------------  ------------
    Total assets......................  448,268,610  544,667,766   457,713,201
                                       ------------ ------------  ------------
LIABILITIES
Due to Bank...........................           --      147,944            --
Payables:
 Investment securities purchased......           --    2,026,065            --
 Dividends............................    1,481,603    2,488,680     2,244,514
 Advisory fees........................       29,332       92,697        58,424
 Administration fees..................        8,381       46,349        38,910
Accrued expenses and other
 liabilities..........................      275,272       62,945        88,804
                                       ------------ ------------  ------------
    Total liabilities.................    1,794,588    4,864,680     2,430,652
                                       ------------ ------------  ------------
NET ASSETS
Paid-in capital.......................  446,474,022  570,438,437   475,770,942
Accumulated undistributed
 (distributions in excess of) net
 investment income....................           --     (211,258)       76,536
Accumulated net realized loss on
 investment transactions..............           --  (25,349,555)  (15,300,422)
Net unrealized loss on investments....           --   (5,074,538)   (5,264,507)
                                       ------------ ------------  ------------
    Net assets........................ $446,474,022 $539,803,086  $455,282,549
                                       ============ ============  ============
Net asset value & public offering
 price per unit (net assets/units
 outstanding)......................... $       1.00 $       9.63  $       9.56
                                       ============ ============  ============
UNITS OUTSTANDING
Total units outstanding, $0.001 par
 value (unlimited number of units
 authorized)..........................  446,474,022   56,047,953    47,621,129
                                       ============ ============  ============

                     The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                            STATEMENTS OF OPERATIONS
                       For the Year Ended August 31, 2000

                                            Money     Government    Mortgage
                                           Market     Securities   Securities
                                          Portfolio    Portfolio    Portfolio
                                         -----------  -----------  -----------
   Investment Income:
    Interest Income....................  $44,613,168  $38,760,382  $31,599,316
                                         -----------  -----------  -----------
   Expenses:
    Advisory fees......................    1,296,940    1,193,506      961,683
    Administration fees................      764,626      596,753      240,421
    Custodian fees.....................      165,289      108,796      112,113
    Professional fees..................       25,600       60,138       57,365
    Trustees' fees.....................       32,341       27,517       20,300
    Transfer Agent fees................           --        4,681        1,566
    Other expenses.....................       39,407       51,911       48,229
                                         -----------  -----------  -----------
    Total expenses.....................    2,324,203    2,043,302    1,441,677
   Less--expense reductions............   (1,376,250)      (5,005)      (5,001)
                                         -----------  -----------  -----------
    Net expenses.......................      947,953    2,038,297    1,436,676
                                         -----------  -----------  -----------
   Net investment income...............   43,665,215   36,722,085   30,162,640
   Net realized gain (loss) on
    investment transactions............          194   (2,508,663)  (3,423,629)
   Net change in unrealized gain (loss)
    on investments.....................           --     (169,180)   2,304,094
                                         -----------  -----------  -----------
   Net increase in net assets resulting
    from operations....................  $43,665,409  $34,044,242  $29,043,105
                                         ===========  ===========  ===========

                     The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Year Ended August 31, 2000

                                       Money        Government      Mortgage
                                      Market        Securities     Securities
                                     Portfolio       Portfolio     Portfolio
                                  ---------------  -------------  ------------
From Operations:
 Net investment income..........  $    43,665,215  $  36,722,085  $ 30,162,640
 Net realized gain (loss) from
  investment transactions.......              194     (2,508,663)   (3,423,629)
 Net change in unrealized gain
  (loss) on investments.........               --       (169,180)    2,304,094
                                  ---------------  -------------  ------------
 Net increase in net assets
  resulting from operations.....       43,665,409     34,044,242    29,043,105
                                  ---------------  -------------  ------------
Distributions to Unitholders:
 From net investment income.....      (43,665,409)   (35,373,732)  (29,917,879)
                                  ---------------  -------------  ------------
 Total distribution to
  unitholders...................      (43,665,409)   (35,373,732)  (29,917,879)
                                  ---------------  -------------  ------------
From Unit Transactions:
 Proceeds from sales of units...    8,197,440,600      8,229,902    15,000,000
 Reinvestment of dividends and
  distributions.................       23,176,037      6,769,182     5,703,372
 Cost of units repurchased......   (8,842,511,128)  (167,023,584)  (57,150,582)
                                  ---------------  -------------  ------------
 Net decrease in net assets
  resulting from unit
  transactions..................     (621,894,491)  (152,024,500)  (36,447,210)
                                  ---------------  -------------  ------------
 Total decrease.................     (621,894,491)  (153,353,990)  (37,321,984)
                                  ---------------  -------------  ------------
Net assets:
 Beginning of year..............    1,068,368,513    693,157,076   492,604,533
                                  ---------------  -------------  ------------
 End of year....................  $   446,474,022  $ 539,803,086  $455,282,549
                                  ===============  =============  ============
Accumulated undistributed (dis-
 tributions in excess of) net
 investment income..............  $            --  $    (211,258) $     76,536
                                  ===============  =============  ============
Summary of Unit Transactions:
 Units sold.....................    8,197,440,600        813,367     1,569,623
 Reinvestment of dividends and
  distributions.................       23,176,037        701,572       598,466
 Units repurchased..............   (8,842,511,128)   (17,266,357)   (6,014,834)
                                  ---------------  -------------  ------------
 Decrease in units outstanding..     (621,894,491)   (15,751,418)   (3,846,745)
                                  ===============  =============  ============

                     The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Year Ended August 31, 1999

                                       Money         Government     Mortgage
                                       Market        Securities    Securities
                                     Portfolio       Portfolio     Portfolio
                                  ----------------  ------------  ------------
From Operations:
 Net investment income..........  $     75,311,202  $ 39,184,168  $ 27,571,614
 Net realized loss from
  investment transactions.......                --    (5,238,318)   (4,446,414)
 Net change in unrealized gain
  (loss) on investments.........                --    (3,975,668)  (11,671,755)
                                  ----------------  ------------  ------------
 Net increase in net assets
  resulting from operations.....        75,311,202    29,970,182    11,453,445
                                  ----------------  ------------  ------------
Distributions to Unitholders:
 From net investment income.....       (75,311,202)  (39,184,168)  (27,571,614)
 In excess of net investment
  income........................                --       (86,230)      (22,899)
                                  ----------------  ------------  ------------
 Total distributions to
  unitholders...................       (75,311,202)  (39,270,398)  (27,594,513)
                                  ----------------  ------------  ------------
From Unit Transactions:
 Proceeds from sales of units...    11,014,710,870   119,880,996   125,600,000
 Reinvestment of dividends and
  distributions.................        36,490,252     9,163,079     5,859,291
 Cost of units repurchased......   (10,955,689,385)  (81,239,325)  (65,263,486)
                                  ----------------  ------------  ------------
 Net increase in net assets
  resulting from unit
  transactions..................        95,511,737    47,804,750    66,195,805
                                  ----------------  ------------  ------------
 Total increase.................        95,511,737    38,504,534    50,054,737
                                  ----------------  ------------  ------------
Net assets:
 Beginning of year..............       972,856,776   654,652,542   442,549,796
                                  ----------------  ------------  ------------
 End of year....................  $  1,068,368,513  $693,157,076  $492,604,533
                                  ================  ============  ============
Accumulated distributions in ex-
 cess of net investment income..  $             --  $ (1,559,611) $   (169,159)
                                  ================  ============  ============
Summary of Unit Transactions:
 Units sold.....................    11,014,710,870    12,332,391    12,758,107
 Reinvestment of dividends and
  distributions.................        36,490,252       943,969       601,593
 Units repurchased..............   (10,955,689,385)   (8,370,969)   (6,596,683)
                                  ----------------  ------------  ------------
 Increase in units outstanding..        95,511,737     4,905,391     6,763,017
                                  ================  ============  ============

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                   ---------

                            MONEY MARKET PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                              Income from                                                                 Ratio information
                              investment   Distributions to                                              assuming no expense
                             operations(a)   unitholders                                                     reductions
                             ------------- ----------------                                              -------------------
                                                                                      Ratio of
                                                                                        net                        Ratio of
                                                                             Ratio of invest-                        net
                      Net                                    Net               net      ment      Net    Ratio of investment
                     asset                       From       asset            expenses  income   assets   expenses   income
                    value at      Net            net        value               to       to     at end      to        to
                     begin-     invest-        invest-        at             average  average     of     average   average
                    ning of      ment            ment       end of   Total     net      net     period     net       net
                     period     income          income      period return(b)  assets   assets   (000's)   assets    assets
                    -------- ------------- ---------------- ------ --------- -------- -------- --------- -------- ----------
Year ended:
  8/31/00.........   $1.00       $0.06          $(0.06)     $1.00    5.95%     0.12%    5.71%  $ 446,474   0.30%     5.53%
  8/31/99.........    1.00        0.05           (0.05)      1.00    5.09      0.13     4.94   1,068,369   0.30      4.77
  8/31/98.........    1.00        0.06           (0.06)      1.00    5.67      0.11     5.52     972,857   0.30      5.33
  8/31/97.........    1.00        0.05           (0.05)      1.00    5.43      0.18     5.31     441,205   0.33      5.16
  8/31/96.........    1.00        0.05           (0.05)      1.00    5.51      0.19     5.37     426,710   0.31      5.25

(a) Calculated based on average units outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

  The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                   ---------

                        GOVERNMENT SECURITIES PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                      Income from                  Distributions to
                                 investment operations                unitholders
                             ------------------------------- -------------------------------
                                                                                                                       Ratio of
                                          Net                                                                            net
                                        realized                                                              Ratio of invest-
                      Net                 and                           In                    Net               net      ment
                     asset             unrealized   Total     From    excess                 asset            expenses  income
                    value at   Net        gain      Income     net    of net                 value               to       to
                     begin-  invest-     (loss)      from    invest-  invest-                  at             average  average
                    ning of   ment     on invest- investment  ment     ment        Total     end of   Total     net      net
                     period  income      ments    operations income   income   Distributions period return(b)  assets   assets
                    -------- -------   ---------- ---------- -------  -------  ------------- ------ --------- -------- --------
Year ended:
  8/31/00.........   $9.65    $0.59(a)   $(0.04)    $0.55    $(0.57)  $   --      $(0.57)    $9.63    5.90%     0.34%    6.15%
  8/31/99.........    9.79     0.54       (0.14)     0.40     (0.54)      --       (0.54)     9.65    4.25      0.33     5.60
  8/31/98.........    9.84     0.58       (0.04)     0.54     (0.58)   (0.01)      (0.59)     9.79    5.60      0.34     5.83
  8/31/97.........    9.76     0.59        0.08      0.67     (0.59)      --       (0.59)     9.84    7.09      0.34     6.02
  8/31/96.........    9.76     0.60          --      0.60     (0.60)      --       (0.60)     9.76    6.26      0.35     6.16
                              Ratio information
                             assuming no expense
                                 reductions
                             -------------------
                                       Ratio of
                                         net
                      Net    Ratio of investment
                     assets  expenses   income    Port-
                     at end     to        to      folio
                       of    average   average    turn-
                     period    net       net      over
                    (000's)   assets    assets   rate(c)
                    -------- -------- ---------- --------
Year ended:
  8/31/00.........  $539,803   0.34%     6.15%    61.41%
  8/31/99.........   693,157   0.33      5.60    152.70
  8/31/98.........   654,653   0.34      5.83     93.77
  8/31/97.........   564,642   0.34      6.02     88.02
  8/31/96.........   535,702   0.35      6.16    149.66

(a) Calculated based on average units outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Includes the effect of mortgage dollar roll transactions, if any.

  The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                   ---------

                         MORTGAGE SECURITIES PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                              Distributions
                                      Income from                  to
                                 investment operations         unitholders
                             -------------------------------- -------------
                                                                                                      Ratio of
                                                                                                        net
                                           Net                                               Ratio of invest-
                      Net               realized                             Net               net      ment     Net
                     asset                 and       Total        From      asset            expenses  income   assets
                    value at   Net     unrealized    Income        net      value               to       to     at end
                     begin-  invest-   gain (loss)    from       invest-      at             average  average     of
                    ning of   ment     on invest-  investment     ment      end of   Total     net      net     period
                     period  income       ments    operations    income     period return(b)  assets   assets  (000's)
                    -------- -------   ----------- ---------- ------------- ------ --------- -------- -------- --------
Year ended:
  8/31/00.........   $9.57    $0.60(a)   $(0.02)     $0.58       $(0.59)    $9.56    6.30%     0.30%    6.27%  $455,283
  8/31/99.........    9.90     0.57       (0.33)      0.24        (0.57)     9.57    2.51      0.29     5.87    492,605
  8/31/98.........    9.75     0.64        0.13       0.77        (0.62)     9.90    8.10      0.30     6.44    442,550
  8/31/97.........    9.65     0.64        0.10       0.74        (0.64)     9.75    7.89      0.30     6.57    350,315
  8/31/96.........    9.74     0.66       (0.12)      0.54        (0.63)     9.65    5.67      0.28     6.64    332,546
                     Ratio information
                        assuming no
                    expense reductions
                    -------------------
                              Ratio of
                                net
                    Ratio of investment
                    expenses   income    Port-
                       to        to      folio
                    average   average    turn-
                      net       net      over
                     assets    assets   rate(c)
                    -------- ---------- --------
Year ended:
  8/31/00.........    0.30%     6.27%    83.74%
  8/31/99.........    0.29      5.87    168.44
  8/31/98.........    0.30      6.44    108.76
  8/31/97.........    0.30      6.57    106.10
  8/31/96.........    0.30      6.62    163.42

(a) Calculated based on average units outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Includes the effect of mortgage dollar roll transactions, if any.

  The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 2000

1. Organization
  Trust for Credit Unions is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of three diversified portfolios: the Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio collectively, "the Portfolios" or individually a "Portfolio." Units of the Portfolios are offered for sale solely to state and federally chartered credit unions.

2. Summary of Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Portfolios. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

 A. Investment Valuation

  For the Government Securities and Mortgage Securities Portfolios, investments in mortgage-backed, asset-backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Portfolios' Board of Trustees. Securities of the Money Market Portfolio and short-term debt obligations maturing in sixty days or less for the Government Securities Portfolio and Mortgage Securities Portfolio are valued at amortized cost, which approximates market value.

 B. Security Transactions and Investment Income

  Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. For the Money Market Portfolio, interest income is determined on the basis of interest accrued, premium amortized and discount earned. The Mortgage Securities Portfolio amortizes market discounts and premiums on certain mortgage-backed securities and Treasury obligations.

  For the Government Securities Portfolio and Mortgage Securities Portfolio, premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized on an effective yield basis over the expected life of the respective securities. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                                August 31, 2000

2. Summary of Significant Accounting Policies--(Continued)

Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage-backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. Market discounts and market premiums on debt securities, other than mortgage-backed securities, are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security.

 C. Mortgage Dollar Rolls

  The Government Securities and Mortgage Securities Portfolios may enter into mortgage "dollar rolls" in which the Portfolios sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

 D. Federal Taxes

  It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company taxable income and capital gains to its unitholders. Accordingly, no federal tax provisions are required. Income distributions are declared daily and paid monthly by the Portfolios. The characterization of distributions to unitholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gains on investment transactions, or from paid-in capital depending on the type of book/tax differences that may exist.

  As of each Portfolio's most recent tax year-end, the following Portfolios had approximately the following amounts of capital loss carryforward for U.S. federal tax purposes:

          Portfolio                     Amount              Years of Expiration
   ------------------------ ------------------------------- -------------------
   Government Securities...           $23,187,578            2001 through 2008
   Mortgage Securities.....            12,384,261            2002 through 2008

  These amounts are available to be carried forward to offset future capital gains of the corresponding Portfolios to the extent permitted by applicable laws or regulations.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                                August 31, 2000

2. Summary of Significant Accounting Policies--(Continued)

  At August 31, 2000, the Portfolio's aggregate cost of portfolio securities, gross unrealized gain on investments and gross unrealized loss on investments for federal income tax purposes are as follows:

                                             Gross       Gross         Net
                                           Unrealized Unrealized   Unrealized
           Portfolio            Tax Cost      Gain      (Loss)       (Loss)
   -------------------------- ------------ ---------- -----------  -----------
   Money Market Portfolio.... $444,542,518 $      --  $       --   $       --
   Government Securities
    Portfolio................  544,158,743    702,053  (5,801,628)  (5,099,575)
   Mortgage Securities
    Portfolio................  459,302,988  1,045,642  (6,310,149)  (5,264,507)

 E. Expenses

  Expenses incurred by the Portfolios that do not specifically relate to an individual Portfolio are generally allocated to the Portfolios based on each Portfolio's relative average net assets for the period.

 F. Repurchase Agreements

  Repurchase agreements involve the purchase of securities subject to the sellers agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping by a bank custodian.

3. Agreements

  Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser pursuant to an Advisory Agreement with the Portfolios. Under the Advisory Agreement, GSAM, subject to the general supervision of the Portfolios' Trustees, manages the Portfolios and provides certain administrative services. As compensation for services rendered under the Advisory Agreement and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly, at the following annual rates as a percentage of each respective Portfolio's average daily net assets:

                   Portfolio                         Asset levels          Fee
   ----------------------------------------- ----------------------------  ----
   Money Market............................. up to $300 million            0.20%
                                             in excess of $300 million     0.15
   Government Securities.................... all                           0.20
   Mortgage Securities...................... all                           0.20

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                                August 31, 2000

3. Agreements--(Continued)

  Effective October 1, 1998, Goldman Sachs voluntarily agreed to limit its advisory fee with respect to the Money Market Portfolio to 0.07% of average daily net assets. This voluntary limitation may be modified or eliminated by GSAM in the future at its discretion. For the year ended August 31, 2000, GSAM waived advisory fees amounting to approximately $762,000.

  Callahan Credit Union Financial Services Limited Partnership ("CUFSLP") serves as the Portfolios' administrator pursuant to an Administration Agreement. Callahan Financial Services, Inc. serves as a general partner to CUFSLP, and 40 major credit unions are limited partners. Under the Administration Agreement, CUFSLP, subject to the general supervision of the Portfolios' Trustees, provides certain administrative services to the Portfolios. As compensation for services rendered under the Administration Agreement, CUFSLP is entitled to the following fees, computed daily and payable monthly, at the following annual rates as a percentage of each respective Portfolio's average daily net assets:

                               Portfolio                      Fee
            ------------------------------------------------ -----
            Money Market.................................... 0.10%
            Government Securities...........................  0.10
            Mortgage Securities.............................  0.05

  Effective July 1, 1997, CUFSLP voluntarily agreed to limit its administration fee with respect to the Money Market Portfolio to 0.02% of average daily net assets. For the year ended August 31, 2000, CUFSLP waived administration fees amounting to approximately $611,000.

  CUFSLP has agreed that to the extent the total annualized expenses (excluding interest, taxes, brokerage and extraordinary expenses) (the "Expenses") of the Money Market Portfolio exceed .20% of the average daily net assets of the Money Market Portfolio, CUFSLP will either reduce the administration fees otherwise payable or pay such Expenses of the Money Market Portfolio. For the year ended August 31, 2000, no expenses were required to be reimbursed by CUFSLP under this agreement.

  CUFSLP and GSAM have each voluntarily agreed to limit the other annualized ordinary expenses (excluding advisory fees, administration fees, interest, taxes, brokerage and extraordinary expenses) of the Government Securities Portfolio such that CUFSLP will reimburse expenses that exceed 0.05% up to 0.10% of the Government Securities Portfolio's average daily net assets, and GSAM will reimburse expenses that exceed 0.10% up to 0.15% of the Government Securities Portfolio's average daily net assets. For the year ended August 31, 2000, no expenses were required to be reimbursed by CUFSLP or GSAM under this agreement.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                                August 31, 2000
3. Agreements--(Continued)

  In addition, the Portfolios have entered into certain expense offset arrangements with the custodian resulting in a reduction in the Portfolios' expenses. For the year ended August 31, 2000, custody fee reductions for Money Market, Government Securities and Mortgage Securities Portfolios' amounted to approximately $3,000, $5,000 and $5,000, respectively.

  Callahan Financial Services, Inc. and Goldman Sachs serve as exclusive distributors of units of the Portfolios. For the year ended August 31, 2000, neither party received any compensation for this service. Goldman Sachs also serves as Transfer Agent of the Portfolios for a fee.

4. Investment Transactions

  The cost of purchases and proceeds of sales and maturities of long-term securities for the Government Securities Portfolio and Mortgage Securities Portfolio for the year ended August 31, 2000 were as follows ($ in thousands):

                                                           Government  Mortgage
                                                           Securities Securities
                                                           Portfolio  Portfolio
                                                           ---------- ----------
Purchases of U.S. Government and agency obligations......   $342,456   $321,187
Purchases (excluding U.S. Government and agency obliga-
 tions)..................................................     10,000     49,055
Sales or maturities of U.S. Government and agency obliga-
 tions...................................................    478,256    272,131
Sales or maturities (excluding U.S. Government and agency
 obligations)............................................     10,000    116,029

5. Line of Credit Facility

  Effective May 31, 2000, the Portfolios participate in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Money Market Portfolio participated in a $250,000,000 uncommitted, unsecured revolving line of credit facility and the Government Securities and Mortgage Securities Portfolios participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Portfolio must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Portfolios based on the amount of the commitment which has not been utilized. During the year ended August 31, 2000, the Portfolios did not have any borrowings under any of these facilities.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                                August 31, 2000

6. Joint Repurchase Agreement Accounts

  The Portfolios, together with other registered investment companies having advisory agreements with GSAM, transfer uninvested cash balances into joint accounts, the daily aggregate balances of which are invested in repurchase agreements.

  As of August 31, 2000, the Money Market Portfolio had an undivided interest in the repurchase agreements in Joint Account I which equaled $68,500,000 in principal amount. As of August 31, 2000, the repurchase agreements in this joint account were fully collateralized by U.S. Treasury obligations.

                          Principal Amount Interest  Maturity   Amortized Cost   Maturity Value
Joint Account I           ($ in thousands)   Rate      Date    ($ in thousands) ($ in thousands)
---------------           ---------------- -------- ---------- ---------------- ----------------
ABN/AMRO, Inc...........     $  800,000      6.61%  09/01/2000    $  800,000       $  800,147
Bear Stearns Companies,
 Inc....................        400,000      6.63   09/01/2000       400,000          400,074
Deutsche Bank
 Securities, Inc........        550,000      6.60   09/01/2000       550,000          550,101
Deutsche Bank
 Securities, Inc........        500,000      6.45   09/01/2000       500,000          500,090
Donaldson, Lufkin &
 Jenrette, Inc..........      1,000,000      6.62   09/01/2000     1,000,000        1,000,184
Salomon Smith Barney
 Holdings, Inc. ........        825,000      6.62   09/01/2000       825,000          825,152
UBS Warburg LLC.........        833,000      6.62   09/01/2000       833,000          833,153
UBS Warburg LLC.........        250,000      6.45   09/01/2000       250,000          250,045
                                                                  ----------       ----------
 Total Joint Repurchase
  Agreement Account I...                                          $5,158,000       $5,158,946
                                                                  ==========       ==========

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                                August 31, 2000

6. Joint Repurchase Agreement Accounts--(Continued)

  As of August 31, 2000, the Mortgage Securities Portfolio had undivided interests in the repurchase agreements in Joint Account II which equaled $100,000 in principal amount. As of August 31, 2000, the repurchase agreements in this joint account were fully collateralized by Federal Agency obligations.

                                                                  Amortized         Maturity
                          Principal Amount Interest  Maturity        Cost            Value
Joint Account II          ($ in thousands)   Rate      Date    ($ in thousands) ($ in thousands)
----------------          ---------------- -------- ---------- ---------------- ----------------
ABN/AMRO, Inc. .........     $  814,100      6.66%  09/01/2000    $  814,100       $  814,251
Banc of America
 Securities LLC.........        900,000      6.67   09/01/2000       900,000          900,167
Barclays Capital, Inc. .        500,000      6.67   09/01/2000       500,000          500,093
Bear Stearns Companies,
 Inc. ..................        300,000      6.67   09/01/2000       300,000          300,056
Chase Securities, Inc. .        450,000      6.67   09/01/2000       450,000          450,083
Donaldson, Lufkin &
 Jenrette, Inc. ........      1,000,000      6.67   09/01/2000     1,000,000        1,000,185
J.P. Morgan & Co.,
 Inc. ..................        800,000      6.65   09/01/2000       800,000          800,148
Morgan Stanley Dean
 Witter & Co. ..........        750,000      6.65   09/01/2000       750,000          750,139
Morgan Stanley Dean
 Witter & Co. ..........        300,000      6.60   09/01/2000       300,000          300,055
UBS Warburg LLC.........        800,000      6.65   09/01/2000       800,000          800,148
                                                                  ----------       ----------
 Total Joint Repurchase
  Agreement Account II..                                          $6,614,100       $6,615,325
                                                                  ==========       ==========

7. Certain Reclassifications

  In accordance with AICPA Statement of Position 93-2, the Government Securities Portfolio reclassified $71,412 from paid-in capital to accumulated net realized loss on investments. In addition, the Mortgage Securities Portfolio reclassified $934 and $10 from paid-in capital to accumulated undistributed net investment income and accumulated net realized loss on investments, respectively. These reclassifications have no impact on the net asset values of each Portfolio and are designed to present each Portfolio's capital accounts on a tax basis.

8. Other Matters

  Pursuant to an SEC exemptive order, the Money Market Portfolio may enter into certain principal transactions, including repurchase agreements with Goldman Sachs or its affiliates, subject to certain limitations as follows: 25% of eligible security transactions, as defined, and 10% of repurchase agreement transactions on an annual basis.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                                August 31, 2000

9. Change in Independent Accountants

  On October 26, 1999, the Board of Trustees of the Portfolios, upon the recommendation of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Portfolios' independent accountants to PricewaterhouseCoopers LLP. For the fiscal years ended August 31, 1999 and August 31, 1998, Arthur Andersen LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Portfolios and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Unitholders and Trustees of
 Trust for Credit Unions:

  In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Trust for Credit Unions (a Massachusetts business trust comprising the Money Market Portfolio, the Government Securities Portfolio and the Mortgage Securities Portfolio, collectively the "Portfolios"), at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets of the Portfolios for the year ended August 31, 1999, and the financial highlights for each of the four years in the period then ended were audited by other independent accountants whose report dated October 13, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000

This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust for Credit Unions Prospectus which contains facts concerning the Portfolio's objectives and policies, management, expenses and other information.

[LOGO OF GOLDMAN SACHS]
TCANN00

[LOGO OF TRUST FOR CREDIT UNIONS]

Trustees
John T. Collins, Chairman
Thomas S. Condit, Vice-Chairman
Gene R. Artemenko
James C. Barr
Edgar F. Callahan
Robert M. Coen
Douglas C. Grip
Betty G. Hobbs
Gary Oakland
D. Michael Riley
Wendell A. Sebastian

Officers
Judith E. Sandberg, President
Jesse Cole, Vice President
Dan Dumont, Vice President
Charles W. Filson, Vice President
James A. Fitzpatrick, Vice President
Christopher Keller, Vice President
John M. Perlowski, Treasurer
Peter W. Fortner, Assistant Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Elizabeth Anderson, Assistant Secretary
Howard B. Surloff, Secretary
Kaysie Uniacke, Assistant Secretary

Administrator
Callahan Credit Union Financial Services, Inc.
Limited Partnership

Investment Advisor
Goldman Sachs Asset Management,
a business unit of the Investment Management Division of Goldman, Sachs & Co.

Transfer Agent
Goldman, Sachs & Co.

Distributors
Callahan Financial Services, Inc.
Goldman, Sachs & Co.

Independent Accountants
PricewaterhouseCoopers LLP